ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is dated April 30, 2011, and is between Independent Resources Inc., a Nevada corporation (“Seller”) and Bonanza Gold Corp., a Nevada corporation (“Buyer”).

WHEREAS, the Seller owns all of the assets set forth on Schedule A hereto, including rights in the mines set forth on Schedule A (the “Assets”); and

WHEREAS, the Seller desires to sell, and the Buyer desires to buy, all of the Assets, on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I
PURCHASE AND SALE OF ASSETS

1.1

Agreement to Buy and Sell. Subject to the terms and conditions set forth in this Agreement, the Seller hereby agrees to sell, transfer and deliver to the Buyer on the Closing Date (as hereinafter defined), and the Buyer agrees to purchase on the Closing Date, all of its rights, title and interest in and to the Assets, free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever.

1.2

Liabilities. The Buyer shall not assume, pay or discharge or in any respect be liable for any liability, obligation, commitment or expense of the Seller.  Without limitation of the foregoing and notwithstanding anything in this Agreement to the contrary, the Buyer shall not assume, pay or discharge, and shall not be liable for, and the Seller shall discharge, as well as indemnify and hold the Buyer harmless from and against, any liability, loss, commitment, obligation or expense of the Seller incident to, or arising out of

(a)

the negotiation and preparation of, or performance under this Agreement or the Assignment and Bill of Sale, including, without limitation, costs incurred in connection with the assignment and sale of the Assets;

(b)

 any claims, actions, suits, proceedings, liabilities, fines, penalties, deficiencies or judgments existing on the Closing Date or arising any time thereafter as a result of or in connection with the use of the Assets, including, without limitation, the ownership or use of the Assets by Seller and the conduct of its business up to and including the Closing Date; or

(c)

any tax liabilities of any nature whatsoever of the Seller on account of this Agreement or the operations of the Seller up to and including the Closing Date.

1.3

Purchase Price.  The consideration (the “Purchase Price”) payable by the Buyer to the Seller for the Assets to be acquired by the Buyer as provided herein shall be shall be a cash payment in the amount of Ten Thousand Dollars (US$10,000.00) to be paid at the Closing.

ARTICLE II

SELLER REPRESENTATIONS

The Seller represents to the Buyer as of the date of this Agreement and as of the Closing Date as follows:

2.1

Organization. The Seller is an entity duly organized, validly existing, and in good standing under the laws of Nevada, with all power and authority necessary to own or use its assets and conduct its business as it is now being conducted. The Seller is duly qualified to do business as a foreign corporation in, and is in good standing under the laws of, each state or other jurisdiction in which the failure to be so qualified or in good standing would have a material adverse effect on (i) its ability to perform its obligations under this Agreement or (ii) the assets, financial position, or results of operations of the Seller.

2.2

Authority. The Seller has full power and authority to execute and deliver this Agreement and the Assignment and Bill of Sale and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Assignment and Bill of Sale and performance by the Seller of its obligations hereunder and thereunder have been duly authorized by the shareholders and the board of directors of the Seller and no other proceedings on the part of the Seller is necessary with respect thereto.

2.3

Enforceability. This Agreement and the Assignment and Bill of Sale constitute the valid and binding obligations of Seller, except as enforceability is limited by: (i) any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors’ rights generally; or (ii) general principles of equity, whether considered in a proceeding in equity or at law.

2.4

No Violations.  The  execution and delivery of this Agreement and the Assignment and Bill of Sale by the Seller and the performance of its obligations hereunder and thereunder do not: (i) conflict with, result in a breach of, constitute a default under (or an event that, with notice or lapse of time or both, would constitute a default under), accelerate the performance required by, result in the creation of any lien or encumbrance (“Lien”) on any of the properties or assets of the Seller under, or create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any contract to which the Seller is a party or by which any properties or assets of Seller is bound, or (ii) to the contravene, conflict with, or violate any federal, state, local, municipal, foreign, international, multinational or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty or award, decision, injunction, judgment, order, ruling, subpoena, or verdict of any court, arbitral tribunal, administrative agency, or other Governmental Authority (as hereinafter defined) to which the Seller is subject.

2.5

Consents.  The Seller is not required to obtain the approval, ratification, filing, declaration, waiver, consent or other authorization (“Consent”) of any Person, including the Consent of any party to any agreement, contract, obligation, promise, arrangement, or undertaking that is legally binding to which the Seller is party, in connection with execution and delivery of this Agreement, and the Assignment and Bill of Sale and performance of its obligations hereunder and thereunder.

2.6

Capitalization.  The authorized capital stock of the Seller consists of 100,000,000 shares of common stock, par value $0.001 per share.

2.7

Assets. The Seller has good and marketable title to all of the Assets, or the use thereof, and: (i) are not subject to any easements or restrictions or to any mortgages, liens, pledges, charges, encumbrances or encroachments, or to any rights of others of any kind of nature whatsoever; (ii) the Assets do not encroach or infringe on the property or rights of another; and (iii) do not contravene any applicable law or ordinance or any other administrative regulation or violates any restrictive covenant or any provision of law.  The Assets do not comprise a substantial portion of Seller’s overall Assets.  There are no agreements or arrangements between the Seller on the one hand and any third person which have any effect upon the Seller’s title to or other rights respecting its assets.  Further, and not in limitation of any of the foregoing provisions of this Section 2.7:

(a)

the Seller has the full right and power to transfer the Assets;

(b)

the Seller has the exclusive right to bring actions for the infringement of, and each has taken all actions and made all applicable applications and filings pursuant to relevant federal, state and local law required to perfect and protect its interest and proprietary rights in all of the Assets;

(c)

The Seller does not have any present or future obligation or requirement to compensate any person with respect to any of the Assets, whether by the payment of royalties or not, or whether by reason of the ownership, use, license, lease, sale or any commercial use or any disposition whatsoever of any of its assets; and

(d)

none of the present or former employees of the Seller own directly or indirectly, or has any other right or interest in, in whole or in part, any of the Assets.

2.8

Condition of Property.  All of the Assets are suitable for the purposes for which they are used, are in good operating condition and in reasonable repair, free from any known defects, except for normal wear and tear and such minor defects as do not interfere with the continued use thereof.

2.9

Compliance with Law. The Seller is not in violation of any laws, governmental orders, rules or regulations, whether federal, state or local, to which it or any of its properties are subject, which may have a material adverse affect as to it or the Assets.

2.10

Litigation.  There are no actions, suits, proceedings or investigations  pending or, to the Knowledge of the Seller threatened against or affecting the Assets whether at law or in equity or admiralty or before or by any federal, state, municipal or other governmental department, commission, board, agency, court or instrumentality, domestic or foreign; the Seller  is not  operating under, subject to, in violation of or in default with respect to, any judgment, order, writ, injunction or degree of any court or federal, state, municipal or other governmental department, commission, board, agency or instrumentality domestic or foreign related to the Assets.  No inquiries have been made directly to the Seller by any governmental agency which might form the basis of any such action, suit, proceeding or investigation.

2.11

Brokers. No Person has acted as broker, finder, or investment advisor for the Seller or has entered into any contract with ether or any Affiliate of either to act as such.

ARTICLE III
BUYER REPRESENTATIONS

The Buyer represents to the Seller as of the date of this Agreement and as of the Closing Date as follows:

3.1

Organization and Good Standing. The Buyer is an entity duly organized, validly existing, and in good standing under the laws of the State of Nevada, with all power and authority necessary to own or use its assets and conduct its business as it is now being conducted.  The Buyer is duly qualified to do business as a foreign corporation in, and is in good standing under the laws of, each state or other jurisdiction in which the failure to be so qualified or in good standing would have a material adverse effect on (i) its ability to perform its obligations under this Agreement or (ii) its assets, financial position, or results of operations.

3.2

Authority. The Buyer has full power and authority to execute and deliver this Agreement and the Assignment and Bill of Sale and to perform its obligations hereunder. Execution and delivery of this Agreement and the Assignment and Bill of Sale by the Buyer and performance by each of its obligations hereunder and thereunder has been duly authorized by the board of directors of the Buyer and no other proceedings on the part of the Buyer is necessary with respect thereto.

3.3

Enforceability. This Agreement and the Assignment and Bill of Sale constitutes the valid and binding obligation of the Buyer, enforceable in accordance with each of their terms, except as enforceability is limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors’ rights generally or (ii) general principles of equity, whether considered in a proceeding in equity or at law.

3.4

Consents. The Buyer is not required to obtain the Consent of any Person, including the Consent of any party to any Contract to which it is party, in connection with execution and delivery of this Agreement and performance of its obligations hereunder.

3.5

No Violations. Execution and delivery by the Buyer of this Agreement and the Assignment and Bill of Sale and performance of its obligations hereunder and thereunder do not: (i) violate any provision of its organizational documents as currently in effect; (ii) conflict with, result in a breach of, constitute a default under (or an event that, with notice or lapse of time or both, would constitute a default under), accelerate the performance required by, result in the creation of any Lien on any of it properties or assets under, or create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any Contract to which it is a party or by which any of its properties or assets are bound; or (iii) to the Knowledge of Buyer, contravene, conflict with, or violate any law or order to which it is subject.

3.6

Capitalization. The authorized capital stock of the Buyer consists of 250,000,000 shares of common stock, par value $.001 per share, of which 1,263,005 shares of common stock are deemed outstanding, which includes 15,000 shares that have not been issued but were committed to be issued in connection with previous assets acquisitions.

ARTICLE IV
THE CLOSING

4.1

Closing. The parties shall hold the closing of the transactions contemplated by this Agreement (the “Closing”) at 10:00 A.M. on April 30, 2011 or at such other time and place as the parties agree (the date of the Closing, the “Closing Date”).

4.2

Deliveries by Seller to Buyer. At or before the Closing, the Seller shall deliver to the Buyer the following:

(a)

an Assignment and Bill of Sale substantially in the form annexed hereto as Exhibit B duly executed by the Seller;

(b)

resolutions adopted by the shareholders of the Seller authorizing the Seller to execute and deliver this Agreement and the Assignment and Bill of Sale; and

(c)

resolutions adopted by the board of directors of the Seller authorizing the Seller to execute and deliver this Agreement and the Assignment and Bill of Sale and to perform its obligations hereunder and thereunder

(d)

a certificate of the President of the Seller that the representations and warranties of the Seller set forth herein are true and correct on and as of the Closing Date as though such representations and warranties were made as of such date;

4.3

Deliveries by Buyer to Seller. At or before the Closing, the Buyer shall deliver to the Seller the following:

(a)

resolutions adopted by the board of directors of the Buyer authorizing the Buyer to execute and deliver this Agreement and the Assignment and Bill of Sale and to perform its obligations hereunder and thereunder;

(b)

the Assignment and Bill of Sale duly executed by the Buyer;

(c)

a certificate of the President of Buyer that the representations and warranties of the Buyer set forth herein are true and correct on and as of the Closing Date as though such representations and warranties were made as of such date; and

(d)

the Purchase Price.

4.4

Conditions to Buyer’s Obligation.  The Buyer’s obligation to purchase the Assets shall be subject to satisfaction, on or before the Closing Date, of the following conditions:

(a)

Representations and Warranties Correct; Performance.  The representations and warranties of the Seller contained in this Agreement (including the Exhibits and Schedules hereto) in connection with the transactions contemplated by this Agreement shall be true, complete and accurate when made and on and as of the Closing Date as though such representations and warranties were made at and as of such date.  The Seller shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in this Agreement to be performed, complied with and observed on or before the Closing Date.

(b)

Purchase Permitted by Applicable Laws.  The purchase of and payment for the Assets to be purchased by the Buyer hereunder shall not be prohibited by any applicable law or governmental regulation.

(c)

Proceedings; Receipt of Documents.  All corporate and other proceedings taken or required to be taken by the Seller in connection with the transactions contemplated hereby and all documents incident thereto shall have been taken and shall be reasonably satisfactory in form and substance to the Buyer, and the Buyer shall have received all such information and such counterpart originals or certified or other copies of such documents as the Buyer may reasonably request.

(d)

No Adverse Decision.  There shall be no action, suit, investigation or proceeding pending or threatened by or before any court, arbitrator or administrative or governmental body which seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

(e)

Approvals and Consents.  The Seller shall have obtained all authorizations, consents, rulings, approvals, licenses, franchises, permits and certificates, or exemptions therefrom, by or of all governmental authorities and non-governmental administrative or regulatory agencies having jurisdiction over the parties hereto, this Agreement, the Assets, or the transactions contemplated hereby, including, without limitation, all third parties pursuant to existing agreements or instruments by which the Seller may be bound, which are required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, at no cost or other adverse consequence to the Buyer and all thereof shall be in full force and effect at the time of Closing.

ARTICLE V
INDEMNIFICATION

5.1

Indemnity Against Claims.

(a)

The Seller hereby agrees to indemnify and hold Purchaser (the "Indemnified Party"), harmless from and against the following:

(i)

Any and all liabilities, losses, damages, claims, costs and reasonable expenses suffered by the Indemnified Party (whether awarded against the Indemnified Party or paid by the Indemnified Party in settlement of a claim as provided in Section 5.3 or otherwise suffered), resulting from the breach of any representation or non-fulfillment of any covenant on the part of the Seller contained in this Agreement or in any written statement, attachment, schedule, exhibit or certificate furnished or to be furnished by the Seller to Purchaser pursuant hereto; and

(ii)

Any and all actions, suits, proceedings, demands, assessments or judgments, costs and reasonable expenses (including reasonable attorneys' fees) incident to any of the foregoing.

(b)

The amount of any loss subject to indemnification hereunder shall be calculated net of any amounts which have been previously recovered by the Indemnified Party under insurance policies or other collateral sources, and the Indemnified Party hereby covenants that it will not release any such collateral sources from any obligations it may have. In the event any such insurance proceeds or other payments are not received before any claim for indemnification is paid pursuant to this Agreement, then the Indemnified Party shall have the right (but not the obligation) to exclusively pursue such collateral sources, provided it does so with reasonable diligence, and in the event it receives any recovery, then the amount of such recovery shall be applied first to reimburse the Indemnified Party for its out of pocket expenses expended in pursuing such recovery, second to refund any payment made which would not have been so paid had such recovery from the collateral source been obtained prior to such payment, and third, any excess to the Indemnified Party.

5.2

Notice of Claim, Assumption of Defense and Settlement of Claims.

(a)

Any person entitled to indemnification under this Agreement (the "Indemnitee") shall promptly give notice (an "Indemnification Notice") in accordance with Section 7.9 hereof to the parties required to provide indemnification (collectively the "Indemnifying Party") after the Indemnitee shall have knowledge of any demands, claims, actions or causes of action (singly, a "Claim" and hereinafter referred to collectively as "Claims") which might give rise to a Claim by the Indemnitee against the Indemnifying Party stating the nature and basis of said Claim and amount thereof, to the extent known. A failure to give notice hereunder shall not relieve the Indemnifying Party from any obligation hereunder unless such failure to give notice shall materially and adversely affect the Indemnifying Party's ability to defend the Claim. Each such Indemnification Notice shall specify in reasonable detail the nature and amount of the Claim and shall, to the extent available to the Indemnitee, include such supporting documentation as shall reasonably be necessary to apprise the Indemnifying Party of the facts giving rise to the Claim. After the delivery of an Indemnification Notice certifying that the Indemnitee has incurred or had asserted against it any liabilities, claims, losses, damages, costs or expenses for which indemnity may be sought in accordance with the terms of this Article V (the "Damages"), the Indemnitee shall make a claim in an amount equal to the incurred Damages or asserted Damages, as the case may be (which, in the case of any asserted Damages shall include the Indemnitee's reasonably estimated cost of the defense thereof, hereinafter the "Estimated Defense Costs"). The right to indemnification hereof and the amount or estimated amount thereof, as set forth in such notice, shall be deemed agreed to by each Indemnifying Party unless, within thirty (30) days after the date of such notice (the expiration of such 30-day period being hereinafter referred to as the "Liability Notice Deadline Date"), the Indemnified Parties are notified in writing pursuant to Section 7.9 that such Indemnifying Party disputes the right to indemnification as set forth or estimated in such notice or that he or she elects to defend, in the manner hereinafter provided, the claim of a third party giving rise to such indemnification right. If such Indemnifying Party disputes the right to indemnification as hereinabove provided or elects to defend the claim of the third party, the same shall be deemed determined when finally determined by a court or tribunal from which no appeal is or may be taken or when the defense thereto has been abandoned and if a court or tribunal from which no appeal is or may be taken determines that the Indemnified Party was entitled to indemnification then the Indemnifying Party shall reimburse the Indemnified Party for the amount of Damages sought by such Indemnified Party. In the event the amount of such Damages are not promptly reimbursed by the Indemnifying Party as aforesaid, the amount of such unreimbursed Damages shall accrue interest from the Liability Notice Deadline Date at a rate equal to two percent (2%) above the applicable prime rate of Citibank, N.A.

(b)

With respect to any third party Claims made subsequent to the Closing, the following procedures shall be observed:

(i)

Promptly after delivery of an Indemnification Notice in respect of a Claim, the Indemnified Party may elect, by written notice to the Indemnitee, to undertake the defense thereof with counsel reasonably satisfactory to the Indemnitee and at the sole cost and expense of the Indemnifying Party. In the event the Indemnifying Party elects to assume the defense of any such Claim, it shall not, except as provided in Section 5.2(b)(ii), be liable to the Indemnitee for any legal fees, costs and expenses incurred by the Indemnitee after the date thereof, in connection with such defense. The Indemnitee shall have the right to participate in, but not control the conduct of, any such action through counsel of its own choosing, at its own expense.

(ii)

Unless and until the Indemnifying Party assumes the defense of the third party Claim as provided in Section 5.2(b)(i), or in the event the Indemnifying Party ceases to conduct such defense, the Indemnified Party may defend against the third party Claim in any manner it reasonably may deem appropriate, at the expense of the Indemnifying Party.

(iii)

Failure by the Indemnifying Party to notify the Indemnitee of its election to defend any such action by the Liability Notice Deadline Date shall be deemed a waiver by the Indemnifying Party of its right to defend such action. If the Indemnifying Party assumes the defense of any such Claim, its obligations hereunder as to such Claim shall be limited to taking all steps necessary in the defense or settlement of such Claim and to holding the Indemnitee harmless from and against any and all losses, damages, expenses and liabilities awarded in any such proceeding or arising out of any settlement approved by the Indemnifying Party or any judgment in connection with such Claim.

(iv)

The Indemnifying Party shall not, in the defense of any such Claim, consent to the entry of any judgment or enter into any settlement with respect to the third party Claim without the prior written consent of Indemnitee (which consent shall not be unreasonably withheld, conditioned or delayed), except that no consent of the Indemnitee shall be required if the judgment or proposed settlement: (i) involves only the payment of money damages to be paid by the Indemnifying Party and does not impose any injunction or other equitable relief upon the Indemnitee, (ii) includes as an unconditional term thereof a full dismissal of the litigation or proceeding with prejudice and the delivery by the claimant or plaintiff to the Indemnitee of a release from all liability with respect to such claim or litigation, and (iii) does not by its terms attribute liability to the Indemnitee.

In no event will the Indemnitee consent to the entry of any judgment or enter into any settlement with respect to the third party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

The Indemnitee will cooperate fully with the Indemnifying Party in the conduct of any proceeding as to which the Indemnifying Party assumes the defense hereunder. Such cooperation shall include: (i) providing the Indemnifying Party and its counsel access to all books and records of the Indemnitee to the extent reasonably related to such proceeding, (ii) furnishing information about the Indemnitee to the Indemnifying Party and their counsel, (iii) making employees available to counsel to the Indemnifying Party, and (iv) preserving the existence of and maintaining all books and records of the Indemnitee or any other Indemnified Party that is an entity that may reasonably be deemed to be potentially relevant to any such proceeding until the proceeding is finally concluded.

5.3

Remedies Cumulative. The remedies provided to an Indemnified Party herein shall be cumulative and shall not preclude an Indemnified Party from asserting any other rights or seeking any other remedies against an Indemnifying Party or his or its respective heirs, successors or assigns. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent or subsequent assertion or employment of any other appropriate right or remedy.

ARTICLE VI
TERMINATION

6.1

Termination. This Agreement may be terminated as follows, at any time prior to the Closing:

(a)

by written agreement of the parties;

(b)

by either party if the Closing has not occurred by the Closing Date, except that the right to terminate this Agreement in accordance with this clause (b) will not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or prior to such Closing Date;

(c)

by either party if a Governmental Authority issues a non-appealable final Order having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, except that the right to terminate this Agreement pursuant to this clause (c) will not be available to any party whose failure to comply with this Agreement has contributed materially to the issuance of that Order;

(d)

by the Buyer, if any representation of the Seller set forth in this Agreement was inaccurate when made or becomes inaccurate as of the Closing Date; and

(e)

by the Seller, if any representation of the Buyer set forth in this Agreement was inaccurate when made or becomes inaccurate as of the Closing Date.

6.2

Effect of Termination. If this Agreement is terminated in accordance with Section 6.1, all provisions of this Agreement will cease to have any effect, except that if this Agreement is terminated by a party because another party fails to perform or comply with any of the obligations that it is required to perform or to comply with under this Agreement or because any representation of another party set forth in this Agreement was inaccurate when made or becomes inaccurate such that the representations are inaccurate on the Closing Date, the terminating party’s right to indemnification under Article V will survive that termination unimpaired.

ARTICLE VII
MISCELLANEOUS

7.1

Reasonable Efforts. Subject to the conditions of this Agreement, each of the parties shall use the efforts that a reasonable person in the position of the promisor would make so as to achieve that goal as expeditiously as possible (“Reasonable Efforts”) to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary or advisable under applicable Laws to consummate the transactions contemplated by this Agreement as promptly as practicable including but not limited to (i) taking such actions as are necessary to obtain any required approval, consent, ratification, filing, declaration, registration, waiver, or other authorization and (ii) satisfying all conditions to Closing at the earliest possible time.

7.2

Transaction Costs. Each party shall pay its own fees and expenses (including without limitation the fees and expenses of its representatives, attorneys, and accountants) incurred in connection with negotiation, drafting, execution, and delivery of this Agreement.

7.3

Assignment. No party may assign any of its rights or delegate any performance under this Agreement except with the prior written consent of the other party.

7.4

Binding. This Agreement binds, and inures to the benefit of, the parties and their respective permitted successors and assigns.

7.5

Governing Law. The laws of the State of Nevada (without giving effect to its conflict of laws principles) govern all matters arising out of this Agreement, including without limitation tort claims.

7.6

Entirety of Agreement. This Agreement constitute the entire agreement of the parties concerning the subject matter hereof and supersedes all prior agreements, if any.

7.7

Further Assurances. Each party shall execute and deliver such additional documents and instruments and perform such additional acts as the other party may reasonably request to effectuate or carry out and perform all the terms of this Agreement and the transactions contemplated hereby, and to effectuate the intent of this Agreement.

7.8

Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, any of this Agreement must be brought against any of the parties in the courts of Nevada and each party hereto waives any objection to venue laid therein. Process in any such action or proceeding may be served by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 7.9.  Nothing in this Section 7.8, however, affects the right of any party to serve legal process in any other manner permitted by law.

7.9

Notices. 1) Every notice or other communication required or contemplated by this Agreement must be in writing and sent by one of the following methods:

(1)

personal delivery, in which case delivery will be deemed to occur the day of delivery;

(2)

certified or registered mail, postage prepaid, return receipt requested, in which case delivery will be deemed to occur the day it is officially recorded by the U.S. Postal Service as delivered to the intended recipient; or

(3)

next-day delivery to a U.S. address by recognized overnight delivery service such as Federal Express, in which case delivery will be deemed to occur upon receipt.

(b)

In each case, a notice or other communication sent to a party must be directed to the address for that party set forth below, or to another address designated by that party by written notice:

If to the Seller:

Independent Resources Inc.

1000 East William Street

Suite 304

Carson City

NV 89701

Attention: Alan McHugh

If to Buyer:

Bonanza Gold Corp.

2415 East Camelback Road

Suite 700

Phoenix, AZ  85016

Attention: Lynn Harrison

7.10

References to Time. All references to a time of day in this Agreement are references to the time in the State of Nevada.

7.11

Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

7.12

Counterparts. This Agreement may be executed in several counterparts, each of which is an original and all of which together constitute one and the same instrument.

7.13

No Third-Party Rights. Nothing expressed or referred to in this Agreement gives any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement, and this Agreement and all of its provisions are for the sole and exclusive benefit of the parties to this Agreement and their successors and permitted assigns.  The undersigned are signing this Agreement on the date stated in the introductory clause.

BONANZA GOLD CORP.

By:

Name: Lynn Harrison

Title: President

INDEPENDENT RESOURCES INC.

By:

Name:  Alan McHugh

Title: President

SCHEDULE A

ASSETS

An undivided 100% interest in six (6) mineral claims representing 1002.16 ha that has been staked and recorded as MTO Cell Claims.   The property is located east of Harrison Lake and northwest of Hope in southwestern British Columbia.

Details of the claims are as follows:

Tenure No.:	Claim Name	Owner	Good to Date	Status	Area (ha)
700043	Wren 10	F. Carella	1/15/11	Good	417.59
706802	Wren N	F. Carella	2/21/11	Good	375.77
831909	Wren 7	F. Carella	8/20/11	Good	41.76
832819	Wren	F. Carella	9/5/11	Good	20.88
834938	Wren 20	F. Carella	10/2/11	Good	125.28
637083	Wren 2	F. Carella	12/19/10	Good	20.16

Total 1002.16

The property is described as follows:

Harrison Lake-Spuzzum Creek Area, British Columbia

New Westminster Mining Division

UTM Zone 10 5509600N, 5988000E

Map Sheet 92H.072 (NTS 92H/12E)

Latitude 49°44’05”N/ Longitude 121°43’59”W

EXHIBIT B

ASSIGNMENT AND BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, that Independent Resources Inc, a Nevada company, with its principal place of business at 1000 East William Street, Suite 304, Carson City, NV 89701 (“Seller”), for and in consideration of the purchase price provided for in that certain Asset Purchase Agreement, dated April 30, 2011 (the “Purchase Agreement”) between Seller and Bonanza Gold Corp., a Nevada corporation with its principal place of business at 2415 East Camelback Road, Suite 700, Phoenix, AZ  85016 (“Buyer”), and other good and valuable consideration in full payment for the assets hereinafter specified, the receipt and sufficiency of which is hereby acknowledged, has granted, bargained, sold and by these presents does grant, bargain, sell, convey and deliver to Buyer, and its successors and assigns, the assets set forth below (collectively, the “Assets”):

An undivided 100% interest in six (6) mineral claims representing 1002.16 ha that has been staked and recorded as MTO Cell Claims.   The property is located east of Harrison Lake and northwest of Hope in southwestern British Columbia.

Details of the claims are as follows:

Tenure No.:	Claim Name	Owner	Good to Date	Status	Area (ha)
700043	Wren 10	F. Carella	1/15/11	Good	417.59
706802	Wren N	F. Carella	2/21/11	Good	375.77
831909	Wren 7	F. Carella	8/20/11	Good	41.76
832819	Wren	F. Carella	9/5/11	Good	20.88
834938	Wren 20	F. Carella	10/2/11	Good	125.28
637083	Wren 2	F. Carella	12/19/10	Good	20.16

Total 1002.16

The property is described as follows:

Harrison Lake-Spuzzum Creek Area, British Columbia

New Westminster Mining Division

UTM Zone 10 5509600N, 5988000E

Map Sheet 92H.072 (NTS 92H/12E)

Latitude 49°44’05”N/ Longitude 121°43’59”W

TO HAVE AND TO HOLD the said assets unto Buyer, its successors and assigns, to and for its own use, forever.

1.

Seller warrants to Buyer, its successors and assigns, that at the time of delivery of this Assignment and Bill of Sale to Buyer, Seller has good and valid title to said assets and good and lawful right to grant, bargain, sell, convey and deliver said assets as aforesaid and that the title to said assets are as of the date of delivery of said assets to Buyer, free and clear of all claims, liens, pledges, security interests and other encumbrances of any nature whatsoever.  Seller further warrants that upon delivery of this Assignment and Bill of Sale to Buyer, Buyer shall have good and valid legal title to the assets described in this Assignment and Bill of Sale, free and clear of all claims, liens, pledges, security interests and other encumbrances of any nature whatsoever.

2.

Buyer shall not assume, pay or discharge or in any respect be liable for any liability, obligation, commitment or expense of Seller, including without limitation, the following liabilities and obligations of Seller incident to, or arising out of:

(a)

the negotiation and preparation of, or performance under the Agreement, this Assignment and Bill of Sale, including, without limitation, costs incurred in connection with the assignment and sale of the Assets;

(b)

 any claims, actions, suits, proceedings, liabilities, fines, penalties, deficiencies or judgments existing on the Closing Date or arising any time thereafter as a result of or in connection with the conduct of the business of Seller, including, without limitation, the ownership or use of the Assets by Seller and Seller’s conduct of its business up to and including the Closing Date; or

(c)

any tax liabilities of any nature whatsoever of Seller on account of the Agreement or this Assignment and Bill of Sale or the operations of Seller up to and including the Closing Date.

3.

Seller agrees to execute and deliver to Buyer such other documents and instruments of sale, conveyance, transfer and assignment, satisfactory in form and substance to Buyer, as may be reasonably requested by Buyer in order to effect Seller’s assignment of the Assets hereunder.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of

  , 2011.

BONANZA GOLD CORP.

By:

Name:  Lynn Harrison

Title:  President

INDEPENDENT RESOURCES INC.

By:

Name: Alan McHugh

Title:  President

Endnotes